SCREEN NUMBER:  9

15.A) Custodian/Sub-custodian: HSBC Bank (Vietnam) Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Ho Chi Minh City     State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Vietnam              Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

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                              SCREEN NUMBER:  9

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15.A) Custodian/Sub-custodian: Barclays Bank of Zambia Plc.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Lusaka            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Zambia               Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

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                              SCREEN NUMBER:  9

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15.A) Custodian/Sub-custodian: Barclays Bank of Zimbabwe Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Harare            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Zimbabwe              Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

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                              SCREEN NUMBER:  9

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15.A) Custodian/Sub-custodian: HSBC Bank Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Ebene                State:    Zip Code:     Zip Ext.:
   D) Foreign Country: Mauritius            Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

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                              SCREEN NUMBER:  9

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     CUSTODIAN/SUB-CUSTODIAN                              filed for series  0.

15.A) Custodian/Sub-custodian: State Street Bank and Trust Company Corporation
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Boston               State:    Zip Code:       Zip Ext.:
   D) Foreign Country: United States              Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

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                              SCREEN NUMBER:  9

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     CUSTODIAN/SUB-CUSTODIAN                              filed for series  0.

15.A) Custodian/Sub-custodian: Citigroup Pty. Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Melbourne              State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Australia        Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

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     CUSTODIAN/SUB-CUSTODIAN                              filed for series  0.

15.A) Custodian/Sub-custodian: UniCredit Banka Slovenija d.d.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Ljubijana            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Slovenia            Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

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     CUSTODIAN/SUB-CUSTODIAN                              filed for series  0.

15.A) Custodian/Sub-custodian: Cititrust Colombia S.A. Sociedad Fiduciaria
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Santafe de Bogota           State:    Zip Code:       Zip Ext.:
   D) Foreign Country:	Colombia              Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

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     CUSTODIAN/SUB-CUSTODIAN                              filed for series  0.

15.A) Custodian/Sub-custodian: Zagrebacka Banka d.d.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Zagreb            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Croatia              Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

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                              SCREEN NUMBER:  9

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     CUSTODIAN/SUB-CUSTODIAN                              filed for series  0.

15.A) Custodian/Sub-custodian: HSBC Bank Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Mumbai   State:    Zip Code:       Zip Ext.:
   D) Foreign Country: India         Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X




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                              SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for series  0.

15.A) Custodian/Sub-custodian: HSBC Bank Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Tokyo            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Japan        Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for series  0.

15.A) Custodian/Sub-custodian: HSBC Bank Middle East Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Dubai   State:    Zip Code:       Zip Ext.:
   D) Foreign Country: United Arab Emirates           Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X